UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2005

PSS WORLD MEDICAL, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number: 0-23832

Florida	59-2280364

(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification Number)

4345 Southpoint Blvd
Jacksonville, Florida	32216
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including	(904) 332-3000
area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of PSS World Medical, Inc. (the “Company”), dated March 30, 2005, announcing that its Board of Directors has voted to expand the Company’s board membership by appointing Alvin R. Carpenter as a new director, effective immediately.

Mr.Carpenter was elected to the Board of Directors on March 24, 2005.

Item 9.01.   Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

Exhibit Number	Description
99.1	Press Release dated March 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2005

PSS WORLD MEDICAL, INC.

By: /s/ David M. Bronson Name: David M. Bronson Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1              Press Release dated March 30, 2005.